                                                       Exhibit 4.1

                                  COMMON STOCK

HJ

                                HOTJOBS.COM, LTD.
                         INCORPORATED UNDER THE LAWS OF
                              THE STATE OF DELAWARE
                                 SEE REVERSE FOR
                               CERTAIN DEFINITIONS

THIS CERTIFIES that

is the owner of

                                                               CUSIP 441474 10 3

         FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR
                           VALUE $0.01 PER SHARE, OF
                               HOTJOBS.COM, LTD.
transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed.
     This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
Dated:
COUNTERSIGNED AND REGISTERED:
                     AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                    TRANSFER AGENT AND REGISTRAR

BY

                                                            AUTHORIZED SIGNATURE

                      CHIEF OPERATING OFFICER AND SECRETARY
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER

                               HOTJOBS.COM, LTD.
     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, RELATIVE RIGHTS AND LIMITATIONS APPLICABLE TO THE SHARES OF EACH CLASS AND SERIES OF ITS AUTHORIZED STOCK, SO FAR AS THE SAME HAVE BEEN DETERMINED, AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO DIVIDE THE SHARES INTO CLASSES OR SERIES AND TO DETERMINE AND CHANGE THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF ANY SUCH CLASS OR SERIES.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN--COM
TEN--ENT
JT TEN--as tenants in common
as tenants by the entireties
as joint tenants with right of
survivorship and not as tenants
in common

UNIF GIFT MIN ACT--           Custodian
                         (Cust)                   (Minor)
               under Uniform Gifts to Minors
               Act
                              (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received,                  hereby sell, assign and transfer unto

           PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
                                   ASSIGNEE


  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                        Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                       Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE:

THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.